United States
Securities and Exchange Commission
Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2008

CytoGenix, Inc.
(Exact name of registrant as specified in its charter)

0-26807
(Commission File Number)

Nevada	76-0484097
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3100 Wilcrest Drive, Suite 140, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)
(713) 789-0070
Registrant’s telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01            ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On June 30, 2008, CytoGenix, Inc. (the “Company”), Lawrence Wunderlich and Frank Vazquez entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) regarding arbitration No. 70 144 08333 06, styled Frank Vazquez and Lawrence Wunderlich v. CytoGenix, Inc., before the American Arbitration Association in Houston, Texas, (the “Arbitration”).  Pursuant to the Settlement Agreement, all claims of Messrs. Vazquez and Wunderlich against the Company, and all claims of the Company against each of Messrs. Vazquez and Wunderlich have been released, acquitted and forever discharged.  The Settlement Agreement obligates the Company it issue to (i) Mr. Wunderlich warrants to acquire, on or before June 30, 2011, 1,066,666 shares, 1,066,667 shares and 1,066,667 shares of the Company’s common stock at exercise prices of $0.05, $0.10 and $0.15, respectively, and (ii) Mr. Vazquez warrants to acquire, on or before June 30, 2011, 666,666 shares, 666,667 shares and 666,667 shares of the Company’s common stock at exercise prices of $0.05, $0.10 and $0.15, respectively.  Under the Settlement Agreement the Company is also obligated to pay $150,000 each to Messres. Vazquez and Wunderlich in equal monthly installments ($3,125 per month to each) over a four-year period commencing October 1, 2008.  Copies of the Settlement Agreement and a form of warrant are attached to this Form 8-K as Exhibits 10.1 and 10.2.  The Settlement Agreement is incorporated herein in its entirety by reference in response to this Item.  The foregoing description of the terms and provisions thereof is a summary only, and is qualified in its entirety by reference to the Settlement Agreement.

In a letter from the Department of Labor - Occupational Safety and Health Administration (“OSHA”) dated June 30, 2008 addressed to Lawrence Wunderlich, Mr. Wunderlich was informed that OSHA approved the Settlement Agreement and was “closing the investigation of the . . . complaint” previously filed by Mr. Wunderlich with OSHA under Section 806 of the Corporate and Criminal Fraud Accountability Act, Title VIII of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1514A.  OSHA provided the Company a copy of this letter and it is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein in its entirety by reference.

ITEM 2.03              CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 3.02               UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.  The issuance of the warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act because the transaction did not involve a public offering.

ITEM 9.01                FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.
10.1	Settlement Agreement and Mutual Release among CytoGenix, Inc., Frank Vazquez and Lawrence Wunderlich dated June 30, 2008.
10.2	Form of Warrant (incorporated by reference to Exhibit A of Exhibit 10.1 hereto).
99.1	Letter from Department of Labor - Occupational Safety and Health Administration (“OSHA”) dated June 30, 2008 addressed to Lawrence Wunderlich.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2008	CytoGenix, Inc.
By /s/ Malcolm H. Skolnick Malcolm H. Skolnick, Chief Executive Officer